Exhibit 10.1

EXECUTION VERSION

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 7, 2020, is among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation (the “Borrower”), the various financial institutions party hereto (collectively, the “Lender Parties”) and Nordea Bank ABP, New York Branch, as administrative agent (the “Administrative Agent”) for the Lender Parties.

PRELIMINARY STATEMENTS

(1)            The Borrower, the various financial institutions party thereto and the Administrative Agent are parties to that certain Credit Agreement, as amended and restated on October 12, 2017, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (such Credit Agreement as in effect immediately prior to giving effect to this Amendment, the “Existing Agreement” and as amended hereby, the “Amended Agreement”); and

(2)            The Borrower, the Lender Parties and the Administrative Agent have agreed to amend the Existing Agreement as hereinafter set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Existing Agreement. The Borrower, the Administrative Agent and the Lender Parties agree that the Existing Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended on the Amendment Effective Date as follows:

(a)            Section 1.1 of the Existing Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:

“Beneficiary Party” means the Administrative Agent and each agent, trustee or other representative for each agreement listed on Schedule III hereto, as each such agreement may be amended, restated, supplemented, refinanced or otherwise modified from time to time, so long as such amendment, restatement, supplement, refinancing or other modification does not increase the aggregate principal amount of Indebtedness or other monetary obligations thereunder to an amount that is more than the aggregate principal amount of commitments, Indebtedness and other monetary obligations outstanding thereunder as of the Waiver Effective Date plus the amount of any uncommitted incremental facilities available thereunder as of the Waiver Effective Date plus the amount of unpaid accrued interest and premium thereon and underwriting discounts, fees, commissions and expenses, associated with such amendment, restatement, supplement, refinancing or other modification.

“Designated Assets” means the Vessels known on the Waiver Effective Date as (i) Symphony of the Seas, (ii) Oasis of the Seas, (iii) Harmony of the Seas, (iv) Spectrum of the Seas, (v) Quantum of the Seas, (vi) Ovation of the Seas and (vii) Anthem of the Seas (it being understood that such Vessels shall remain “Designated Assets” regardless of any change in name or ownership after the Waiver Effective Date).

“Designated Holdco Subsidiaries” means one or more Subsidiaries of the Borrower that directly own any of the equity interests issued by any Subsidiary of the Borrower that owns any Designated Assets.

“Designated Indebtedness” means any Indebtedness that is incurred by (a) the Borrower and guaranteed by one or more Designated Holdco Subsidiaries or (b) one or more Designated Holdco Subsidiaries. For the avoidance of doubt, Designated Indebtedness shall not include (x) any Indebtedness under any Permitted Secured Facility or (y) issuances of unsecured commercial paper incurred in the ordinary course of business of the Borrower and its Subsidiaries.

“Designated Release Event” means any event or other circumstance that results in all Designated Indebtedness created, incurred or assumed after the Waiver Effective Date no longer remaining outstanding (whether as a result of repayment, redemption or otherwise) after a Designated Trigger Event has occurred; provided that no Designated Release Event will occur unless the Borrower and its Subsidiaries, taken as a whole, has incurred or issued Designated Indebtedness owed to one or more third parties in an aggregate principal amount equal to or greater than $300,000,000 after the Waiver Effective Date.

“Designated Trigger Event” means the creation, incurrence or assumption of any Designated Indebtedness by the Borrower or any of its Subsidiaries.

“Other Beneficiary Party” means each agent, trustee or other representative (other than a Beneficiary Party) for any agreement which evidences any obligation of the Borrower or any of its Subsidiaries (other than any unsecured debt securities or any Permitted Secured Facility) outstanding on the Waiver Effective Date, in each case, as such agreement may be amended, restated, supplemented, refinanced or otherwise modified from time to time, so long as such amendment, restatement, refinancing or other modification does not increase the aggregate principal amount of obligations thereunder to an amount that is more than the obligations outstanding thereunder as of the Waiver Effective Date plus the amount of any uncommitted incremental facilities available thereunder as of the Waiver Effective Date plus the amount of unpaid accrued interest and premium thereon and underwriting discounts, fees, commissions and expenses, associated with such amendment, restatement, supplement, refinancing or other modification.

“Permitted Restricted Payment” means any of the following transactions: (a) any (i) dividend or other distribution (whether in cash, securities or other property) with respect to any of the Borrower’s capital stock or other equity interests issued by the Borrower, or (ii) payment (whether in cash, securities or other property) on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any of the Borrower’s capital stock or other equity interests, in each of (i) and (ii), pursuant to and in accordance with stock option plans or other benefit plans (including with respect to performance shares issued in the ordinary course of business) for present or former officers, directors, consultants or employees of the Borrower in the ordinary course of business consistent with past practice; and (b) the payment of cash in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exercisable for any of the Borrower’s capital stock or other equity interests.

“Permitted Secured Facility” means (a) the Secured Facility or (b) any other Indebtedness incurred by the Borrower or its Subsidiaries that is (i) permitted under Section 6.2.3 of this Agreement, (ii) secured solely by Permitted Secured Facility Collateral and (iii) guaranteed only by the Secured Facility Guarantors, as

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amended, restated, supplemented or otherwise modified from time to time (but always subject to the limitations in clause (b)).

“Permitted Secured Facility Collateral” means (a) any and all assets that constitute (or purport to constitute) Collateral (as defined in Secured Facility) as of the Waiver Effective Date and (b) any other asset of the Borrower that is subject to a lien to secure obligations under any Permitted Secured Facility (which, for the avoidance of doubt, shall not include any Designated Assets or Priority Assets).

“Priority Assets” means the Vessels known on the Waiver Effective Date as (i) Azamara Quest, (ii) Azamara Pursuit, (iii) Azamara Journey, (iv) Celebrity Edge, (v) Celebrity Apex, (vi) Celebrity Flora, (vii) Celebrity Xpedition, (viii) Celebrity Xperience, (ix) Celebrity Xploration, (x) Monarch, (xi) Horizon and (xii) Sovereign (it being understood that such Vessels shall remain “Priority Assets” regardless of any change in name or ownership after the Waiver Effective Date).

“Priority Holdco Subsidiaries” means (a) RCL Cruises Ltd. or any other Subsidiaries of the Borrower that directly own all of the equity interests in (i) RCL TUI Cruises German Verwaltungs GmbH and (ii) RCL TUI Cruises German Holding GmbH & Co. KG and (b) one or more Subsidiaries that directly own any of the equity interests issued by any other Subsidiary of the Borrower that owns any Priority Asset. For the avoidance of doubt, Priority Holdco Subsidiaries shall not include any Principal Subsidiary.

“Priority Release Event” means any event or other circumstance that results in no Permitted Secured Facility remaining outstanding (whether as a result of repayment, redemption or otherwise) after a Priority Trigger Event has occurred.

“Priority Trigger Event” means (a) a refinancing of the Secured Facility with (i) one or more new Permitted Secured Facilities or (ii) other Indebtedness of the Borrower or any Subsidiary of the Borrower that is guaranteed by one or more Subsidiaries of the Borrower that own, directly or indirectly, Permitted Secured Facility Collateral or (b) the terms of any Permitted Secured Facility no longer prohibiting a guarantee of the Obligations by the Priority Holdco Subsidiaries.

“Secured Facility” means that certain Term Loan Agreement, dated as of March 23, 2020, by and among the Borrower, the lenders party thereto from time to time, and Morgan Stanley Senior Funding, Inc., in its capacity administrative agent and collateral agent, as amended, restated or amended and restated from time to time.

“Secured Facility Guarantors” means those certain Subsidiaries of the Borrower that guarantee the Secured Facility as of the Waiver Effective Date and any of their respective Subsidiaries.

“Specified Designated Holdco Subsidiaries” means those certain Designated Holdco Subsidiaries that are obligors with respect to any Designated Indebtedness.

“Waiver Effective Date” means May 7, 2020.

“Waiver Period” means the period commencing on the Waiver Effective Date and ending on March 31, 2021.

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(b)            Section 6.1.1 of the Existing Agreement shall be amended by adding the following text after clause (c) thereof:

; it being understood and agreed, for the avoidance of doubt, that no such certificate shall be required to be delivered with respect to any Fiscal Quarter or Fiscal Year ending on June 30, 2020, September 30, 2020, December 31, 2020 or March 31, 2021;

(c)            Section 6.1.1 of the Existing Agreement shall be further amended by adding the following new clause (h) after clause (g) thereof:

(h)            within five Business Days after the end of each month during the Waiver Period, a certificate, executed by the chief financial officer, the treasurer or the corporate controller of the Borrower, showing, as of the last day with the immediately preceding month, compliance with the covenant set forth in Section 6.2.9; provided that, if the Borrower is not in compliance with the covenant set forth in Section 6.2.9 as of the last day of such month, the Borrower shall show compliance with such covenant as of the date such certificate is delivered;

(d)            Clause (c) of Section 6.2.3 of the Existing Agreement shall be amended and restated in its entirety as follows:

(c)  in addition to other Liens permitted under this Section 6.2.3, Liens securing Indebtedness in an aggregate principal amount, together with (but without duplication of) Indebtedness permitted under Section 6.2.2(d), at any one time outstanding not exceeding (determined at the time of creation of such Lien or the incurrence by any Existing Principal Subsidiary of such indebtedness, as applicable) 10.0% of the total assets of the Borrower and its Subsidiaries taken as a whole as determined in accordance with GAAP as at the last day of the most recent ended Fiscal Quarter; provided that Liens securing any Permitted Secured Facility that are incurred pursuant to this clause (c) shall only extend to Permitted Secured Facility Collateral prior to the occurrence of a Priority Release Event;

(e)            Section 6.2.4 of the Existing Agreement shall be amended by adding the following text after clause (b) thereof:

Notwithstanding anything to the contrary in this Agreement, the Borrower shall not be required to comply with the requirements of this Section 6.2.4 during the Waiver Period.

(f)            Article VI of the Existing Agreement shall be amended by adding the following text after Section 6.2.8 thereof:

SECTION 6.2.9            Minimum Liquidity. The Borrower will not allow the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries as determined in accordance with GAAP to be less than $300,000,000 as of (i) the last day of any calendar month during the Waiver Period, or (ii) if the Borrower is not in compliance with the requirements of this Section 6.2.9 as of the last day of any calendar month during the Waiver Period, the date the certificate required by Section 6.1.1(h) with respect to such month is delivered to the Administrative Agent.

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SECTION 6.2.10      Additional Undertakings.

(a)            The Borrower will not enter into any transaction that would result in the Borrower making any cash payment during the Waiver Period in connection with (i) the repurchase, retirement or other acquisition or retirement for value by the Borrower of its capital stock or (ii) the making of any distribution or dividend to any holder of its capital stock, in each case, unless the Borrower shall have certified to the Administrative Agent that it was in compliance with requirements of Section 6.2.4(b) of this Agreement immediately prior to and after giving effect to such transaction as of the most recently ended Fiscal Quarter or Fiscal Year, as applicable, for which financial statements were required to be delivered pursuant to Section 6.1.1 of this Agreement (in each case as if the Fixed Charge Coverage Ratio were tested as of the most recently ended Fiscal Quarter or Fiscal Year, as applicable, for which financial statements were required to be delivered pursuant to Section 6.1.1 of this Agreement); provided that this Section 6.2.10 shall not limit the Borrower’s ability to make any Permitted Restricted Payment.

(b)            The Borrower will not enter into any transaction that would result in the Borrower or any of its Subsidiaries not being able to grant the guarantees required pursuant to Section 6.2.11(b) or 6.2.11(c) hereof.

SECTION 6.2.11      Designated Indebtedness.

(a)            The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Designated Indebtedness in an aggregate principal amount in excess of (x) $1,700,000,000 less (y) the aggregate principal amount of Designated Indebtedness repaid or prepaid in accordance with Section 6.2.11(e)(ii), at any time outstanding; provided that this clause (a) shall no longer apply if (i) no Designated Trigger Event has occurred prior to April 5, 2022 or (ii) a Designated Trigger Event has occurred prior to April 5, 2022 and a Designated Release Event has occurred.

(b)            In the event that a Priority Trigger Event occurs prior to April 5, 2022, then the Borrower shall cause each Priority Holdco Subsidiary to deliver to the Administrative Agent, within fifteen (15) Business Days of the occurrence of such Priority Trigger Event (or, if later, the date a Subsidiary of the Borrower becomes a Priority Holdco Subsidiary) or such later time as the Administrative Agent may agree in its reasonable discretion, a guaranty in favor of the Administrative Agent for the benefit of the Lenders, in substantially the form attached hereto as Exhibit G or such other form as the Administrative Agent and the Borrower shall reasonably agree; it being understood and agreed that any guaranty given pursuant to this clause (b) shall automatically terminate upon the occurrence of a Priority Release Event.

(c)            In the event that a Designated Trigger Event occurs prior to April 5, 2022, then the Borrower shall cause each Specified Designated Holdco Subsidiary to deliver to the Administrative Agent, within fifteen (15) Business Days of the occurrence of such Designated Trigger Event (or, if later, the date a Subsidiary of the Borrower becomes a Specified Designated Holdco Subsidiary) or such later time as the Administrative Agent may agree in its reasonable discretion, a subordinated guaranty in favor of the Administrative Agent for the benefit of the

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Lenders, in substantially the form attached hereto as Exhibit H or such other form as the Administrative Agent and the Borrower shall reasonably agree (but for the avoidance of doubt, the Obligations shall be subordinated only to Indebtedness constituting Designated Indebtedness permitted to be incurred hereunder and not to any other Indebtedness); provided that the Administrative Agent shall have contemporaneously entered into a subordination agreement pursuant to which the obligations of the Specified Designated Holdco Subsidiaries under such subordinated guaranty will be fully subordinated in right of payment to the obligations of the Specified Designated Holdco Subsidiaries under such Designated Indebtedness or any guaranties related thereto, which subordination agreement (i) will be in form and substance reasonably satisfactory to the Administrative Agent and the agent, trustee or other representative for such Designated Indebtedness and (ii) shall, in any case, be substantially similar to any similar subordination agreement executed by any Beneficiary Party in favor of such agent, trustee or other representative for such Designated Indebtedness; provided, further, that any guaranty given pursuant to this clause (c) shall automatically terminate upon the occurrence of a Designated Release Event.

(d)            Until a Priority Release Event has occurred, the Borrower will not:

(i)            permit any Priority Holdco Subsidiary, or any Subsidiary thereof, to incur, grant or suffer to exist any Indebtedness, including any guaranty obligation, other than any guaranty in favor of one or more of the Beneficiary Parties and the Other Beneficiary Parties in form and substance substantially similar to the guaranty executed and delivered by such Priority Holdco Subsidiary in favor of the Administrative Agent for the benefit of the Lenders pursuant to clause (b) above; provided that each such Other Beneficiary Party shall have entered into a subordination agreement pursuant to which the obligations of such Priority Holdco Subsidiary under such guaranty will be fully subordinated in right of payment to the obligations of such Priority Holdco Subsidiary under any guaranty given in favor of the Administrative Agent for the benefit of the Lenders pursuant to this Agreement, which subordination agreement will be in form and substance reasonably satisfactory to the Administrative Agent and such Other Beneficiary Party;

(ii)            permit, or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien securing Indebtedness on any Priority Assets; or

(iii)            permit any Subsidiary to sell, transfer, license, lease, dispose, distribute or otherwise transfer any Priority Assets or any equity interests in a Subsidiary that owns, directly or indirectly, any Priority Assets, other than (a) to any other entity that is (or will become) a Priority Holdco Subsidiary or (b) any Priority Assets or equity interests in a Subsidiary that owns, directly or indirectly, any Priority Assets with a fair market value of less than, in the aggregate, the sum of (x) $250,000,000 plus (y) the fair market value of any asset (other than (1) current assets, intercompany debt or equity instruments and (2) Priority Assets or other assets owned by another Priority Holdco Subsidiary immediately prior to acquisition) acquired by any Priority Holdco

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Subsidiary after the Waiver Effective Date; provided that, in the case of this clause (b), such Subsidiary shall receive fair market value and at least 75% cash consideration in connection with such sale, transfer, license, lease, disposition, distribution or other transfer.

(e)            Until a Designated Release Event has occurred, the Borrower will not:

(i)            permit any Designated Holdco Subsidiary, or any Subsidiary thereof, to incur, grant or suffer to exist any Indebtedness, including any guaranty obligation, other than (a) any Designated Indebtedness or (b) any subordinated guaranty in favor of one or more of the Beneficiary Parties and the Other Beneficiary Parties in form and substance substantially similar to the subordinated guaranty executed and delivered by such Designated Holdco Subsidiary in favor of the Administrative Agent for the benefit of the Lenders pursuant to clause (c) above; provided that each such Other Beneficiary Party shall have entered into a subordination agreement pursuant to which the obligations of such Designated Holdco Subsidiary under such subordinated guaranty will be fully subordinated in right of payment to the obligations of such Designated Holdco Subsidiary under any guaranty given in favor of the Administrative Agent for the benefit of the Lenders pursuant to this Agreement, which subordination agreement will be in form and substance reasonably satisfactory to the Administrative Agent and such Other Beneficiary Party; or

(ii)            permit any Subsidiary to sell, transfer, license, lease, dispose, distribute or otherwise transfer any Designated Assets or any equity interests in a Subsidiary that owns, directly or indirectly, any Designated Assets, other than (a) to any other entity that is (or will become) a Designated Holdco Subsidiary or (b) any Designated Assets or equity interests in a Subsidiary that owns, directly or indirectly, any Designated Assets (i) the net proceeds of which are applied to repay or redeem any Designated Indebtedness or (ii) with a fair market value of less than, in the aggregate, the sum of (x) $250,000,000 in the aggregate plus (y) the fair market value of any asset (other than (1) current assets, intercompany debt or equity instruments and (2) Designated Assets or other assets owned by another Designated Holdco Subsidiary immediately prior to acquisition) acquired by any Designated Holdco Subsidiary after the Waiver Effective Date.

(f)            Notwithstanding the foregoing, this Section 6.2.11 shall not restrict (i) any Subsidiary of the Borrower with respect to any unsecured issuances of commercial paper incurred in the ordinary course of business of the Borrower and its Subsidiaries or (ii) the ability of the Borrower or any of its Subsidiaries to incur, create, assume or otherwise become liable for any Permitted Secured Facility.

(g)            Section 7.1.3 of the Existing Agreement shall be amended and restated in its entirety as follows:

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SECTION 7.1.3            Non-Performance of Certain Covenants and Obligations.

(a)            The Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document (other than the covenants set forth in Sections 6.2.4, 6.2.9, 6.2.10 or 6.2.11 and the obligations referred to in Section 7.1.1) and such default shall continue unremedied for a period of five days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender (or, if (i) such default is capable of being remedied within 30 days (commencing on the first day following such five-day period) and (ii) the Borrower is actively seeking to remedy the same during such period, such default shall continue unremedied for at least 35 days after such notice to the Borrower).

(b)            The Borrower shall default in the due performance and observance of the covenants set forth in Section 6.2.11 and such default shall continue unremedied for a period of five Business Days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

(h)            Article VII of the Existing Agreement shall be amended by adding the following text after Section 7.1.7 thereof:

SECTION 7.1.8            Guarantees. Once provided pursuant to Section 6.2.11(b) or 6.2.11(c), any guarantee of a Priority Holdco Subsidiary or a Designated Holdco Subsidiary shall cease to be, or shall be asserted by the Borrower, any Priority Holdco Subsidiary or any Designated Holdco Subsidiary not to be, in full force and effect (other than in accordance with the express terms hereof).

(i)            Section 8.1.5 of the Existing Agreement shall be amended in full to read as follows:

SECTION 8.1.5            Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance and observance of any of the covenants set forth in Section 6.2.4, 6.2.9 or 6.2.10.

(j)            The Existing Agreement shall be amended by adding Schedule I, Exhibit A and Exhibit B hereto as Schedule III, Exhibit G and Exhibit H, respectively, thereto.

(k)            Item 5.9(b) of Schedule II to the Existing Agreement shall be amended and restated in its entirety in the form of Schedule II hereto.

SECTION 2.  Conditions of Amendment Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (or waived) in accordance with the terms hereof (such date, the “Amendment Effective Date”):

(a)            The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b)            The Administrative Agent shall have received, for the account of each Lender who has delivered a counterpart to this Amendment, an amendment fee paid by or on behalf of the Borrower in an amount equal to 0.15% of the Revolving Credit Commitment of such Lender.

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SECTION 3. Representation and Warranty of the Borrower. To induce the Lender Parties to enter into this Amendment, the Borrower represents and warrants that, as of the Amendment Effective Date:

(a)            The representations and warranties contained in Article V (excluding, however, those contained in the last sentence of Section 5.6) of the Amended Agreement are true and correct in all material respects except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct, and

(b)            No Default, Prepayment Event or event which (with notice or lapse of time or both) would become a Prepayment Event has occurred and is continuing.

SECTION 4. Reference to and Effect on the Existing Agreement. On and after the effectiveness of this Amendment, each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement. The Existing Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Existing Agreement, nor constitute a waiver of any provision of the Existing Agreement. This Amendment shall be deemed to constitute a Loan Document.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other documents to be delivered hereunder (including the reasonable and documented fees and expenses of one counsel for the Administrative Agent and the Lender Parties with respect hereto and thereto; it being understood that the foregoing shall be limited to the reasonable and documented fees and expenses of Shearman & Sterling LLP) in accordance with the terms of the Amended Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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SECTION 8. Incorporation of Terms. The provisions of Sections 11.13, 11.17 and 11.18 of the Existing Agreement shall be incorporated into this Amendment as if set out in full in this Amendment and as if references in those sections to “this Agreement” were references to this Amendment.

SECTION 9. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 11.1 of the Amended Agreement.

SECTION 10. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Amended Agreement.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ROYAL CARIBBEAN CRUISES LTD.

By	/s/ ANTJE M. GIBSON
Name: Antje M. Gibson
Title: Vice President and Treasurer

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Nordea Bank Abp, New York Branch

By	/s/ MARTIN LUNDER
Name: Martin Lunder
Title: Managing Director

By	/s/ HENRIK M. STEFFENSEN
Name: Henrik M. Steffensen
Title: EVP

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Citibank, N.A.

By	/s/ ALVARO DE VELASCO
Name: Alvaro De Velasco
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Banco Bilbao Vizcaya Argentaria, S.A., New
York Branch

By	/s/ BRIAN CROWLEY
Name: Brian Cowley
Title: Managing Director

By	/s/ MIRIAM TRAUTMANN
Name: Miriam Trautmann
Title: Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

DNB Capital LLC

By	/s/ AHELIA SINGH
Name: Ahelia Singh
Title: Assistant Vice President

By	/s/ MITA ZALAVADIA
Name: Mita Zalavadia
Title: Assistant Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By	/s/ KNIGHT D. KIEFFER
Name: Knight D. Kieffer
Title: Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

HSBC Bank USA, N.A.

By	/s/ JUSTUS HANNA
Name: Justus Hanna
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

BANK OF AMERICA, N.A.

By	/s/ BRIAN D. CORUM
Name: Brian D. Corum
Title: Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

MIZUHO BANK, LTD.

By	/s/ TRACY RAHN
Name: Tracy Rahn
Title: Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

TRUIST BANK, formerly known as Branch
Banking and Trust Company and as successor
by merger to SunTrust Bank

By	/s/ MAX N. GREER III
Name: max N. Greer III
Title: Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

THE BANK OF NOVA SCOTIA

By	/s/ AJIT GOSWAMI
Name: Ajit Goswami
Title: Managing Director & Industry Head
U.S. Real Estate, Gaming & Leisure

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

BNP PARIBAS

By	/s/ JAMES GOODALL
Name: James Goodall
Title: Managing Director

By	/s/ KYLE FITZPATRICK
Name: Kyle Fitzpatrick
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Industrial and Commercial Bank of China
Limited, New York Branch

By	/s/ KAN CHEN
Name: Kan Chen
Title: Director

By	/s/ GANG DUAN
Name: Gang Duan
Title: Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

JPMORGAN CHASE BANK, N.A., as a Lender

By	/s/ BRYCE HY
Name: Bryce Hy
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By	/s/ ARNE JUELL-SKIELSE
Name: Arne Juell-Skielse
Title:

By	/s/ HELENE HELLNERS
Name: Helene Hellners
Title:

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Sumitomo Mitsui Banking Corporation

By	/s/ MICHAEL MAGUIRE
Name: Michael Maguire
Title: Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

SOCIÉTÉ GÉNÉRALE

By	/s/ SHELLEY YU
Name: Shelley Yu
Title: Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Banco Santander, S.A.

By	/s/ PABLO TARRIO
Name: Pablo Tarrio
Title: Attorney

By	/s/ LUCAS VIDELA
Name: Lucas Videla
Title: Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

GOLDMAN SACHS BANK USA

By	/s/ JAMIE MINIERI
Name: Jamie Minieri
Title: Authorized Signatory

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Landesbank Hessen-Thüringen Girozentrale

New York Branch

By	/s/ RALF GOEBEL
Name: Ralf Goebel
Title: Vice President

By	/s/ FRANK H. DOHL
Name: Frank H. Dohl
Title: SVP

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ RYAN GARR
Name: Ryan Garr
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

ACKNOWLEDGED AND AGREED BY:

Nordea Bank ABP, New York

Branch

as Administrative Agent

By	/s/ MARTIN LUNDER
Name: Martin Lunder
Title: Managing Director

By	/s/ HENRIK M. STEFFENSEN
Name: Henrik M. Steffensen
Title: EVP

SIGNATURE PAGE	Royal Caribbean – Amendment

Schedule I

SCHEDULE III

[OMITTED]

[Schedule I]

Schedule II

Item 5.9(b): Vessels

Vessel	Owner	Flag
Sovereign	RCL Sovereign LLC	Malta
Empress of the Seas	Nordic Empress Shipping Inc.	Bahamas
Monarch	RCL Monarch LLC	Malta
Majesty of the Seas	Majesty of the Seas Inc.	Bahamas
Grandeur of the Seas	Grandeur of the Seas Inc.	Bahamas
Rhapsody of the Seas	Rhapsody of the Seas Inc.	Bahamas
Enchantment of the Seas	Enchantment of the Seas Inc.	Bahamas
Vision of the Seas	Vision of the Seas Inc.	Bahamas
Voyager of the Seas	Voyager of the Seas Inc.	Bahamas
Horizon	RCL Horizon LLC	Malta
Mariner of the Seas	Mariner of the Seas Inc.	Bahamas
Celebrity Millennium	Millennium Inc.	Malta
Explorer of the Seas	Explorer of the Seas Inc.	Bahamas
Celebrity Infinity	Infinity Inc.	Malta
Radiance of the Seas	Radiance of the Seas Inc.	Bahamas
Celebrity Summit	Summit Inc.	Malta
Adventure of the Seas	Adventure of the Seas Inc.	Bahamas
Navigator of the Seas	Navigator of the Seas Inc.	Bahamas
Celebrity Constellation	Constellation Inc.	Malta
Serenade of the Seas	Serenade of the Seas Inc.	Bahamas
Jewel of the Seas	Jewel of the Seas Inc.	Bahamas
Celebrity Xpedition	Oceanadventures S.A.	Ecuador
Freedom of the Seas	Freedom of the Seas Inc.	Bahamas
Azamara Journey	Azamara Journey Inc.	Malta
Azamara Quest	Azamara Quest Inc.	Malta
Liberty of the Seas	Liberty of the Seas Inc.	Bahamas
Independence of the Seas	Independence of the Seas Inc.	Bahamas
Celebrity Solstice	Celebrity Solstice Inc.	Malta
Celebrity Equinox	Celebrity Equinox Inc.	Malta
Oasis of the Seas	Oasis of the Seas Inc.	Bahamas
Celebrity Eclipse	Celebrity Eclipse Inc.	Malta

[Schedule II]

Vessel	Owner	Flag
Allure of the Seas	Allure of the Seas Inc.	Bahamas
Celebrity Silhouette	Celebrity Silhouette Inc.	Malta
Celebrity Reflection	Celebrity Reflection Inc.	Malta
Quantum of the Seas	Quantum of the Seas Inc.	Bahamas
Brilliance of the Seas	Brilliance of the Seas Shipping Inc.	Bahamas
Anthem of the Seas	Anthem of the Seas Inc.	Bahamas
Celebrity Xperience	Oceanadventures S.A.	Ecuador
Celebrity Xploration	Oceanadventures S.A.	Ecuador
Ovation of the Seas	Ovation of the Seas Inc.	Bahamas
Harmony of the Seas	Harmony of the Seas Inc.	Bahamas
Symphony of the Seas	Symphony of the Seas Inc.	Bahamas
Celebrity Edge	Celebrity Edge Inc.	Malta
Azamara Pursuit	Azamara Pursuit Inc.	Malta
Silver Cloud	Silver Cloud Shipping Co. Ltd.	Bahamas
Silver Wind	Silver Wind Shipping Ltd.	Bahamas
Silver Shadow	Silver Shadow Shipping Co. Ltd.	Bahamas
Silver Spirit	Silver Spirit Shipping Co. Ltd.	Bahamas
Silver Muse	Silver Muse Shipping Co. Ltd.	Bahamas
Silver Galapagos	Conodros CL	Ecuador
Spectrum of the Seas	Spectrum of the Seas Inc.	Bahamas
Celebrity Flora	Islas Galápagos Turismo y Vapores C.A.	Ecuador
Celebrity Apex	Celebrity Apex Inc.	Malta

[Schedule II]

Exhibit A

EXHIBIT G

FORM OF GUARANTY

[see attached]

[Exhibit A]

GUARANTY

Dated as of

[•],

among

THE GUARANTORS PARTY HERETO FROM TIME TO TIME

and

[•],

as Administrative Agent

TABLE OF CONTENTS

i

SCHEDULE

Schedule I      Guarantors

EXHIBIT

Exhibit I      Form of Guaranty Supplement

ii

This GUARANTY (this “Guaranty”), dated as of [•], is among the Guarantors set forth on Schedule I hereto and [•], as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

WHEREAS, reference is made to the [•]1, dated as of [•]2 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Agreement”), among Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), [•]3.

WHEREAS, the Guarantors are affiliates of one another and derive substantial direct and indirect benefits from the Agreement and are willing to execute and deliver this Guaranty.

now, therefore, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.01.      Agreement Definitions.4

(a)            Capitalized terms used in this Guaranty, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Agreement.

(b)            [The rules of construction specified in Article I of the Agreement also apply to this Guaranty.]5

Section 1.02.      Other Defined Terms.

As used in this Guaranty, in addition to the terms defined in the preliminary statements above, the following terms have the meanings specified below:

“Accommodation Payment” has the meaning assigned to such term in Section 3.01

“Allocable Amount” has the meaning assigned to such term in Section 3.01.

“Article” means a numbered article of this Guaranty, unless another document is specifically referenced.

1 Insert underlying agreement giving rise to obligations subject to this Guaranty.

2 Insert date of underlying agreement.

3 Insert other parties to underlying agreement.

4 Defined terms and section references to be updated as needed to reflect underlying agreement.

5 Include and update as appropriate.

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“Date of Full Satisfaction” means the date of payment and performance in full of the Obligations and the termination of the Commitments.

“Guaranteed Obligations” means the Obligations of the Company and the other Guarantors.

“Guarantors” means the Guarantors listed on Schedule I hereto and any other Person that becomes a party to this Guaranty after the Effective Date pursuant to Section 4.11; provided that if any such Guarantor is released from its obligations hereunder as provided in Section 4.10, such Person shall cease to be a Guarantor hereunder effective upon such releases.

“Guaranty Supplement” means an instrument substantially in the form of Exhibit I.

“Section” means a numbered section of this Guaranty, unless another document is specifically referenced.

“UFCA” has the meaning assigned to such term in Section 2.07.

“UFTA” has the meaning assigned to such term in Section 2.07.

ARTICLE II

Guarantee

Section 2.01.      Guarantee.

Each Guarantor irrevocably, absolutely and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations, whether such Guaranteed Obligations are now existing or hereafter incurred, and whether at maturity, by acceleration or otherwise. Each of the Guarantors further agrees that the Guaranteed Obligations may be extended, increased or renewed, amended or modified, in whole or in part, without notice to, or further assent from, such Guarantor and that such Guarantor will remain bound upon its guarantee hereunder notwithstanding any such extension, increase, renewal, amendment or modification of any Guaranteed Obligation. To the fullest extent permitted by applicable Law, each of the Guarantors (i) waives promptness, diligence, presentment to, demand of payment from, and protest to, any Guarantor or any other Loan Party of any of the Guaranteed Obligations, and (ii) also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.02.      Guarantee of Payment.

Each of the Guarantors further agrees, to the fullest extent permitted by applicable Law, that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual of collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any security held for the payment of any of the Guaranteed Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of any other Guarantor or any other Person. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Company, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor or the Company and whether or not any other Guarantor or the Company is joined in any such action or actions. Any payment required to be made by a Guarantor hereunder may be required by the Administrative Agent or any Lender on any number of occasions.

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Section 2.03.      No Limitations.

(a)            Except for termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 4.10, to the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, any impossibility in the performance of any of the Guaranteed Obligations, or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by applicable Law and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.10 (but without prejudice to Section 2.04), the obligations of each Guarantor hereunder shall not be discharged impaired or otherwise affected by (i) the failure of the Administrative Agent, any Lender or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guaranty; (iii) [reserved]; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) [reserved]; (vi) any change in the corporate existence, structure or ownership of any other Loan Party, the lack of legal existence of the Company or any other Guarantor or legal obligation to discharge any of the Guaranteed Obligations by the Company or any other Guarantor for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any other Loan Party; (vii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Company, the Administrative Agent, any Lender or any other Person, whether in connection with the Agreement, the other Loan Documents or any unrelated transaction; (viii) this Guaranty having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date; or (ix) any other circumstance (including statute of limitations), any act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a defense to, or discharge of, the Company, any Guarantor or any other guarantor or surety as a matter of law or equity (in each case, other than the occurrence of the Date of Full Satisfaction). Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Guaranty subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal, state or foreign law.

(b)            To the fullest extent permitted by applicable Law and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.10 (but without prejudice to Section 2.04), each Guarantor waives any defense based on or arising out of any defense of the Company or any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company or any other Guarantor, other than the occurrence of the Date of Full Satisfaction. To the fullest extent permitted by applicable Law, each Guarantor waives any and all suretyship defenses.

(c)            Each Guarantor acknowledges that it will receive indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

Section 2.04.      Reinstatement.

Notwithstanding anything to contrary contained in this Guaranty, each of the Guarantors agrees that (a) its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any

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time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any Lender upon the bankruptcy, insolvency or reorganization (or any analogous proceeding in any jurisdiction) of the Company or any other Guarantor or otherwise and (b) the provisions of this Section 2.04 shall survive the termination of this Guaranty.

Section 2.05.      Agreement To Pay; Subrogation.

In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company or any other Guarantor to pay any Guaranteed Obligation when and as the same shall become due (after giving effect to any applicable grace periods), whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Lenders in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Company or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Section 3.01.

Section 2.06.      Information.

Each Guarantor assumes all responsibility for being and keeping itself informed of each Company’s and each other Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Lenders will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 2.07.      Limitation on Obligations Guaranteed.

(a)            Notwithstanding any other provision hereof, the right of recovery against each Guarantor under Article II hereof shall be limited to the maximum amount that can be guaranteed by such Guarantor without rendering such Guarantor’s obligations under Article II hereof void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act (“UFCA”), Uniform Fraudulent Transfer Act (“UFTA”) or any similar foreign, federal or state law, in each case after giving full effect to the liability under such guarantee set forth in Article II hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Article II hereof will be deemed to be enforceable and payable after the guaranty under Article II hereof. If any payment shall be required to be made to the Administrative Agent or any Lender under this Guaranty, each Guarantor hereby unconditionally and irrevocably agrees it will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and the Company so as to maximize the aggregate amount paid to the Administrative Agent for the benefit of the Lenders under or in connection with the Loan Documents. To the fullest extent permitted by applicable law, this Section 2.07 shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interest in such Guarantor.

(b)            Each Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.02(a) without impairing the guarantee contained in this Article II or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

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ARTICLE III

Indemnity, Subrogation and Subordination

Section 3.01.      Indemnity, Subrogation and Subordination.

Upon payment by any Guarantor of any Guaranteed Obligations, all rights of such Guarantor against the Company or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full of the Obligations until the Date of Full Satisfaction. If any amount shall erroneously be paid to the Company or any other Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Company or any other Guarantor, such amount shall be held in trust for the benefit of the Administrative Agent for the benefit of the Lenders and shall promptly be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Guarantor shall, under this Guaranty or the Agreement as a joint and several obligor, repay any of the Guaranteed Obligations constituting Advances made to another Loan Party under the Agreement (an “Accommodation Payment”), then the Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Guarantor’s Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Guarantors; provided that such rights of contribution, subrogation, reimbursement and indemnification shall be subordinated to the prior payment of the Obligations until the Date of Full Satisfaction. As of any date of determination, the “Allocable Amount” of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder and under the Agreement without (a) rendering such Guarantor “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code of the United States, Section 2 of the UFTA or Section 2 of the UFCA, (b) leaving such Guarantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code of the United States, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Guarantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code of the United States or Section 4 of the UFTA, or Section 5 of the UFCA. No failure on the part of the Company or any Guarantor to make the payments required by this Section 3.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations under this Guaranty, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

ARTICLE IV

Miscellaneous

Section 4.01.      Notices.

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 11.2 of the Agreement. All communications and notice hereunder to a Guarantor shall be given in care of the Company.

Section 4.02.     Waivers; Amendment.

(a)            No failure by the Administrative Agent or any Lender to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan

5

Document shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 4.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b)            Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.1 of the Agreement.

Section 4.03.     Administrative Agent’s Fees and Expenses; Indemnification.

(a)            Each Guarantor, jointly with the other Guarantors and severally, agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket fees and expenses incurred hereunder in accordance with Sections 11.3 of the Agreement; provided that each reference therein to the “Company” shall be deemed to be a reference to “each Guarantor.”

(b)            Each Guarantor shall indemnify the Indemnified Parties as set forth in Section 11.4 of the Agreement.

Section 4.04.     Successors and Assigns.

Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, the Administrative Agent or any Lender that are contained in this Guaranty shall bind and inure to the benefit of their respective successors and permitted assigns. Except as provided in Section 11.10 of the Agreement, no party hereto may assign any of its rights or obligations hereunder.

Section 4.05.     Representations and Warranties.

All representations and warranties made hereunder shall survive the execution and delivery hereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect until this Guaranty is terminated as provided in Section 4.10 hereof, or with respect to any individual Guarantor until such Guarantor is otherwise released from its obligations under this Guaranty in accordance with the terms hereof.

Section 4.06.     Counterparts; Effectiveness; Several Agreement.

This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty shall become effective when it shall have been executed by the Guarantors and the Administrative Agent and thereafter shall be binding upon and inure to the benefit of each Guarantor and the Administrative Agent, the Lenders and their respective successors and permitted

6

assigns, subject to Section 4.04. Delivery of an executed counterpart of a signature page of this Guaranty by email or other electronic (including in “.pdf” or “.tif” format) means shall be effective as delivery of a manually executed counterpart of this Guaranty. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Guaranty and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

Section 4.07.     Severability.

If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.08.     Governing Law; Jurisdiction; Consent to Service of Process.

(a)            Governing Law. This Guaranty shall be construed in accordance with and governed by the law of the State of New York.

(b)            Jurisdiction. Each Guarantor and the Administrative Agent hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any federal or state court located in the borough of Manhattan in the City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of such parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of such parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)            Venue. Each Guarantor and each other party to this Guaranty hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in clause (b) of this Section 4.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)            Service of Process. Each Guarantor and each other party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 11.13 of the Agreement.

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Nothing in this Guaranty or any other Loan Document will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

(e)            WAIVER OF JURY TRIAL. EACH GUARANTOR AND EACH OTHER PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR, ANY OTHER Loan Document OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR AND EACH OTHER PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE Loan Documents BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.08(E).

Section 4.09.     Obligations Absolute.

To the fullest extent permitted by applicable Law, all rights of the Administrative Agent and the Lenders hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Agreement, any other Loan Document, or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Guaranteed Obligations or (d) subject only to termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.10, but without prejudice to reinstatement rights under Section 2.04, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Guaranteed Obligations or this Guaranty.

Section 4.10.     Termination or Release.

(a)            This Guaranty and the Guarantees made herein shall automatically terminate with respect to all Guaranteed Obligations upon the earlier of (i) the Date of Full Satisfaction and (ii) the occurrence of a [Priority Release Event][Designated Release Event].

(b)            In connection with any termination or release pursuant to clauses (a) above, the Administrative Agent shall promptly execute and deliver to any Guarantor, at such Guarantor’s expense, all documents or other instruments that such Guarantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Guarantor to effect such release, including return of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 4.10 shall be without recourse to or warranty by the Administrative Agent.

(c)            The Administrative Agent shall have no liability whatsoever to any Lender as a result of any release of any Guarantor by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 4.10.

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Section 4.11.     Additional Guarantors.

The Company may, in its sole discretion, cause any Subsidiary to become a Guarantor to Guarantee the Obligations by causing such Subsidiary to execute a Guaranty Supplement in substantially the form of Exhibit I. Upon execution and delivery by the Administrative Agent and a Subsidiary of a Guaranty Supplement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

Section 4.12.     Recourse; Limited Obligations.

This Guaranty is made with full recourse to each Guarantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Guarantor contained herein, in the Agreement and the other Loan Documents and otherwise in writing in connection herewith or therewith. It is the desire and intent of each Guarantor, the Administrative Agent, and each Lender that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought.

[The Remainder of This Page Is Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed by their respective authorized officers as of the day and year first above written.

[GUARANTORS]

By:
Name:
Title:

[Signature Page to Guaranty]

ADMINISTRATIVE AGENT:
[•],
as Administrative Agent

By:
Name:
Title:

[Signature Page to Guaranty]

SCHEDULE I TO GUARANTY

GUARANTORS

Entity Name	Jurisdiction of Organization	Type of Entity
1. [•]	[•]	[•]

schedule I

EXHIBIT I TO GUARANTY

FORM OF GUARANTY SUPPLEMENT

SUPPLEMENT, dated as of [ ], 20[ ] (this “Supplement”) to that certain Guaranty, dated as of [•], among the Guarantors party thereto from time to time and [•], as administrative agent (in such capacity, the “Administrative Agent”) (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Guaranty”).

A.            Reference is made to that certain [•]6, dated as of [•]7 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Agreement”), among Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), [•]8.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement or the Guaranty, as applicable.

C.            Section 4.11 of the Guaranty provides that additional Subsidiaries of the Company may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. [The] [Each] undersigned Subsidiary ([the] [each, a] “New Subsidiary”) is executing this Supplement as directed by the Company in its sole discretion, to become a Guarantor under the Guaranty.

Accordingly, [the] [each] New Subsidiary agrees as follows:

Section 1.          In accordance with Section 4.11 of the Guaranty, [the] [each] New Subsidiary by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and [the] [each] New Subsidiary hereby (a) agrees to all of the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date. Each reference to a “Guarantor” in the Guaranty shall be deemed to include [the] [each] New Subsidiary as if originally named therein as a Guarantor. The Guaranty is hereby incorporated herein by reference.

Section 2.          [The] [Each]New Subsidiary represents and warrants to the Administrative Agent and each Lender that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to the Administrative Agent in connection with this Supplement and any other Loan Documents in connection herewith.

Section 3.          This Supplement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together

6 Insert underlying agreement giving rise to obligations subject to this Guaranty.

7 Insert date of underlying agreement.

8 Insert other parties to underlying agreement.

exhibit I-1

shall constitute a single contract. This Supplement shall become effective when it shall have been executed by [the] [each] New Subsidiary and thereafter shall be binding upon and inure to the benefit of each Guarantor, the Administrative Agent, the Lenders and their respective successors and permitted assigns, subject to Section 4.04 of the Guaranty. Delivery of an executed counterpart of a signature page of this Supplement by email or other electronic (including in “.pdf” or “.tif” format) means shall be effective as delivery of a manually executed counterpart of this Supplement. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Supplement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 4.          Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect, subject to the termination of the Guaranty pursuant to Section 4.10 thereof.

Section 5.

(a)            THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)            The other terms of Section 4.08 of the Guaranty with respect to submission to jurisdiction, venue, waiver of jury trial and consent to service of process are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

Section 6.          If any provision of this Supplement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.          All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

Section 8.          The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement as provided in Section 4.03(a) of the Guaranty.

[The Remainder of This Page Is Intentionally Left Blank]

exhibit I-2

IN WITNESS WHEREOF, [each] [the] New Subsidiary has duly executed this Supplement to the Guaranty as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED BY:

[•],
as Administrative Agent

By:
Name:
Title:

exhibit I-1

Exhibit B

EXHIBIT H

FORM OF SUBORDINATED GUARANTY

[see attached]

[Exhibit B]

This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain [Subordination Agreement], dated as of [•] (the “Subordination Agreement”), among [•], to the obligations owed by [•] pursuant to and in connection with [•], as contemplated by the Subordination Agreement, and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

GUARANTY

Dated as of

[•],

among

THE GUARANTORS PARTY HERETO FROM TIME TO TIME

and

[•],

as Administrative Agent

TABLE OF CONTENTS

		Page

ARTICLE I

Definitions
Section 1.01.	Agreement Definitions.	1
Section 1.02.	Other Defined Terms	1
ARTICLE II

Guarantee
Section 2.01.	Guarantee	2
Section 2.02.	Guarantee of Payment	2
Section 2.03.	No Limitations	3
Section 2.04.	Reinstatement	3
Section 2.05.	Agreement To Pay; Subrogation	4
Section 2.06.	Information	4
Section 2.07.	Limitation on Obligations Guaranteed	4
ARTICLE III

Indemnity, Subrogation and Subordination
Section 3.01.	Indemnity, Subrogation and Subordination	5
ARTICLE IV

Miscellaneous
Section 4.01.	Notices	5
Section 4.02.	Waivers; Amendment	5
Section 4.03.	Administrative Agent’s Fees and Expenses; Indemnification	6
Section 4.04.	Successors and Assigns	6
Section 4.05.	Representations and Warranties	6
Section 4.06.	Counterparts; Effectiveness; Several Agreement	6
Section 4.07.	Severability	7
Section 4.08.	Governing Law; Jurisdiction; Consent to Service of Process	7
Section 4.09.	Obligations Absolute	8
Section 4.10.	Termination or Release	8
Section 4.11.	Additional Guarantors	9
Section 4.12.	Recourse; Limited Obligations	9

i

SCHEDULE

Schedule I	Guarantors

EXHIBIT

Exhibit I	Form of Guaranty Supplement

ii

This GUARANTY (this “Guaranty”), dated as of [•], is among the Guarantors set forth on Schedule I hereto and [•], as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

WHEREAS, reference is made to the [•]9, dated as of [•]10 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Agreement”), among Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), [•]11.

WHEREAS, the Guarantors are affiliates of one another and derive substantial direct and indirect benefits from the Agreement and are willing to execute and deliver this Guaranty.

now, therefore, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.01.	Agreement Definitions.[12]

(a)	Capitalized terms used in this Guaranty, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Agreement.

(b)	[The rules of construction specified in Article I of the Agreement also apply to this Guaranty.][13]

Section 1.02.	Other Defined Terms.

As used in this Guaranty, in addition to the terms defined in the preliminary statements above, the following terms have the meanings specified below:

“Accommodation Payment” has the meaning assigned to such term in Section 3.01

“Allocable Amount” has the meaning assigned to such term in Section 3.01.

“Article” means a numbered article of this Guaranty, unless another document is specifically referenced.

9 Insert underlying agreement giving rise to obligations subject to this Guaranty.

10 Insert date of underlying agreement.

11 Insert other parties to underlying agreement.

12 Defined terms and section references to be updated as needed to reflect underlying agreement.

13 Include and update as appropriate.

“Date of Full Satisfaction” means the date of payment and performance in full of the Obligations and the termination of the Commitments.

“Guaranteed Obligations” means the Obligations of the Company and the other Guarantors.

“Guarantors” means the Guarantors listed on Schedule I hereto and any other Person that becomes a party to this Guaranty after the Effective Date pursuant to Section 4.11; provided that if any such Guarantor is released from its obligations hereunder as provided in Section 4.10, such Person shall cease to be a Guarantor hereunder effective upon such releases.

“Guaranty Supplement” means an instrument substantially in the form of Exhibit I.

“Section” means a numbered section of this Guaranty, unless another document is specifically referenced.

“UFCA” has the meaning assigned to such term in Section 2.07.

“UFTA” has the meaning assigned to such term in Section 2.07.

ARTICLE II

Guarantee

Section 2.01.	Guarantee.

Each Guarantor irrevocably, absolutely and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations, whether such Guaranteed Obligations are now existing or hereafter incurred, and whether at maturity, by acceleration or otherwise. Each of the Guarantors further agrees that the Guaranteed Obligations may be extended, increased or renewed, amended or modified, in whole or in part, without notice to, or further assent from, such Guarantor and that such Guarantor will remain bound upon its guarantee hereunder notwithstanding any such extension, increase, renewal, amendment or modification of any Guaranteed Obligation. To the fullest extent permitted by applicable Law, each of the Guarantors (i) waives promptness, diligence, presentment to, demand of payment from, and protest to, any Guarantor or any other Loan Party of any of the Guaranteed Obligations, and (ii) also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.02.	Guarantee of Payment.

Each of the Guarantors further agrees, to the fullest extent permitted by applicable Law, that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual of collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any security held for the payment of any of the Guaranteed Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of any other Guarantor or any other Person. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Company, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor or the Company and whether or not any other Guarantor or the Company is joined in any such action or actions. Any payment required to be made by a Guarantor hereunder may be required by the Administrative Agent or any Lender on any number of occasions.

Section 2.03.	No Limitations.

(a)           Except for termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 4.10, to the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, any impossibility in the performance of any of the Guaranteed Obligations, or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by applicable Law and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.10 (but without prejudice to Section 2.04), the obligations of each Guarantor hereunder shall not be discharged impaired or otherwise affected by (i) the failure of the Administrative Agent, any Lender or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guaranty; (iii) [reserved]; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) [reserved]; (vi) any change in the corporate existence, structure or ownership of any other Loan Party, the lack of legal existence of the Company or any other Guarantor or legal obligation to discharge any of the Guaranteed Obligations by the Company or any other Guarantor for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any other Loan Party; (vii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Company, the Administrative Agent, any Lender or any other Person, whether in connection with the Agreement, the other Loan Documents or any unrelated transaction; (viii) this Guaranty having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date; or (ix) any other circumstance (including statute of limitations), any act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a defense to, or discharge of, the Company, any Guarantor or any other guarantor or surety as a matter of law or equity (in each case, other than the occurrence of the Date of Full Satisfaction). Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Guaranty subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal, state or foreign law.

(b)           To the fullest extent permitted by applicable Law and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.10 (but without prejudice to Section 2.04), each Guarantor waives any defense based on or arising out of any defense of the Company or any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company or any other Guarantor, other than the occurrence of the Date of Full Satisfaction. To the fullest extent permitted by applicable Law, each Guarantor waives any and all suretyship defenses.

(c)           Each Guarantor acknowledges that it will receive indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

Section 2.04.	Reinstatement.

Notwithstanding anything to contrary contained in this Guaranty, each of the Guarantors agrees that (a) its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any Lender upon the bankruptcy, insolvency or reorganization (or any analogous proceeding in any jurisdiction) of the Company or any other Guarantor or otherwise and (b) the provisions of this Section 2.04 shall survive the termination of this Guaranty.

Section 2.05.	Agreement To Pay; Subrogation.

In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company or any other Guarantor to pay any Guaranteed Obligation when and as the same shall become due (after giving effect to any applicable grace periods), whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Lenders in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Company or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Section 3.01.

Section 2.06.	Information.

Each Guarantor assumes all responsibility for being and keeping itself informed of each Company’s and each other Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Lenders will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 2.07.	Limitation on Obligations Guaranteed.

(a)           Notwithstanding any other provision hereof, the right of recovery against each Guarantor under Article II hereof shall be limited to the maximum amount that can be guaranteed by such Guarantor without rendering such Guarantor’s obligations under Article II hereof void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act (“UFCA”), Uniform Fraudulent Transfer Act (“UFTA”) or any similar foreign, federal or state law, in each case after giving full effect to the liability under such guarantee set forth in Article II hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Article II hereof will be deemed to be enforceable and payable after the guaranty under Article II hereof. If any payment shall be required to be made to the Administrative Agent or any Lender under this Guaranty, each Guarantor hereby unconditionally and irrevocably agrees it will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and the Company so as to maximize the aggregate amount paid to the Administrative Agent for the benefit of the Lenders under or in connection with the Loan Documents. To the fullest extent permitted by applicable law, this Section 2.07 shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interest in such Guarantor.

(b)           Each Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.02(a) without impairing the guarantee contained in this Article II or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

ARTICLE III

Indemnity, Subrogation and Subordination

Section 3.01.	Indemnity, Subrogation and Subordination.

Upon payment by any Guarantor of any Guaranteed Obligations, all rights of such Guarantor against the Company or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full of the Obligations until the Date of Full Satisfaction. If any amount shall erroneously be paid to the Company or any other Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Company or any other Guarantor, such amount shall be held in trust for the benefit of the Administrative Agent for the benefit of the Lenders and shall promptly be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Guarantor shall, under this Guaranty or the Agreement as a joint and several obligor, repay any of the Guaranteed Obligations constituting Advances made to another Loan Party under the Agreement (an “Accommodation Payment”), then the Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Guarantor’s Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Guarantors; provided that such rights of contribution, subrogation, reimbursement and indemnification shall be subordinated to the prior payment of the Obligations until the Date of Full Satisfaction. As of any date of determination, the “Allocable Amount” of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder and under the Agreement without (a) rendering such Guarantor “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code of the United States, Section 2 of the UFTA or Section 2 of the UFCA, (b) leaving such Guarantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code of the United States, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Guarantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code of the United States or Section 4 of the UFTA, or Section 5 of the UFCA. No failure on the part of the Company or any Guarantor to make the payments required by this Section 3.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations under this Guaranty, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

ARTICLE IV

Miscellaneous

Section 4.01.	Notices.

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 11.2 of the Agreement. All communications and notice hereunder to a Guarantor shall be given in care of the Company.

Section 4.02.	Waivers; Amendment.

(a)           No failure by the Administrative Agent or any Lender to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan

Document shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 4.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b)           Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.1 of the Agreement.

Section 4.03.	Administrative Agent’s Fees and Expenses; Indemnification.

(a)           Each Guarantor, jointly with the other Guarantors and severally, agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket fees and expenses incurred hereunder in accordance with Sections 11.3 of the Agreement; provided that each reference therein to the “Company” shall be deemed to be a reference to “each Guarantor.”

(b)           Each Guarantor shall indemnify the Indemnified Parties as set forth in Section 11.4 of the Agreement.

Section 4.04.	Successors and Assigns.

Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, the Administrative Agent or any Lender that are contained in this Guaranty shall bind and inure to the benefit of their respective successors and permitted assigns. Except as provided in Section 11.10 of the Agreement, no party hereto may assign any of its rights or obligations hereunder.

Section 4.05.	Representations and Warranties.

All representations and warranties made hereunder shall survive the execution and delivery hereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect until this Guaranty is terminated as provided in Section 4.10 hereof, or with respect to any individual Guarantor until such Guarantor is otherwise released from its obligations under this Guaranty in accordance with the terms hereof.

Section 4.06.	Counterparts; Effectiveness; Several Agreement.

This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty shall become effective when it shall have been executed by the Guarantors and the Administrative Agent and thereafter shall be binding upon and inure to the benefit of each Guarantor and the Administrative Agent, the Lenders and their respective successors and permitted assigns, subject to Section 4.04. Delivery of an executed counterpart of a signature page of this Guaranty by email or other electronic (including in “.pdf” or “.tif” format) means shall be effective as delivery of a manually executed counterpart of this Guaranty. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Guaranty and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

Section 4.07.	Severability.

If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.08.	Governing Law; Jurisdiction; Consent to Service of Process.

(a)           Governing Law. This Guaranty shall be construed in accordance with and governed by the law of the State of New York.

(b)           Jurisdiction. Each Guarantor and the Administrative Agent hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any federal or state court located in the borough of Manhattan in the City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of such parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of such parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)           Venue. Each Guarantor and each other party to this Guaranty hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in clause (b) of this Section 4.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)           Service of Process. Each Guarantor and each other party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 11.13 of the Agreement.

Nothing in this Guaranty or any other Loan Document will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

(e)             WAIVER OF JURY TRIAL. EACH GUARANTOR AND EACH OTHER PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR, ANY OTHER Loan Document OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR AND EACH OTHER PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE Loan Documents BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.08(E).

Section 4.09.	Obligations Absolute.

To the fullest extent permitted by applicable Law, all rights of the Administrative Agent and the Lenders hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Agreement, any other Loan Document, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Agreement, any other Loan Document, or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Guaranteed Obligations or (d) subject only to termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.10, but without prejudice to reinstatement rights under Section 2.04, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Guaranteed Obligations or this Guaranty.

Section 4.10.	Termination or Release.

(a)           This Guaranty and the Guarantees made herein shall automatically terminate with respect to all Guaranteed Obligations upon the earlier of (i) the Date of Full Satisfaction and (ii) the occurrence of a [Priority Release Event][Designated Release Event].

(b)           In connection with any termination or release pursuant to clauses (a) above, the Administrative Agent shall promptly execute and deliver to any Guarantor, at such Guarantor’s expense, all documents or other instruments that such Guarantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Guarantor to effect such release, including return of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 4.10 shall be without recourse to or warranty by the Administrative Agent.

(c)          The Administrative Agent shall have no liability whatsoever to any Lender as a result of any release of any Guarantor by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 4.10.

Section 4.11.	Additional Guarantors.

The Company may, in its sole discretion, cause any Subsidiary to become a Guarantor to Guarantee the Obligations by causing such Subsidiary to execute a Guaranty Supplement in substantially the form of Exhibit I. Upon execution and delivery by the Administrative Agent and a Subsidiary of a Guaranty Supplement, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

Section 4.12.	Recourse; Limited Obligations.

This Guaranty is made with full recourse to each Guarantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Guarantor contained herein, in the Agreement and the other Loan Documents and otherwise in writing in connection herewith or therewith. It is the desire and intent of each Guarantor, the Administrative Agent, and each Lender that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought.

[The Remainder of This Page Is Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed by their respective authorized officers as of the day and year first above written.

[GUARANTORS]

By:
Name:
Title:

[Signature Page to Guaranty]

ADMINISTRATIVE AGENT:
[•], as Administrative Agent

By:
Name:
Title:

[Signature Page to Guaranty]

SCHEDULE I TO GUARANTY

GUARANTORS

Entity Name	Jurisdiction of Organization	Type of Entity
2. [•]	[•]	[•]

[Schedule I]

EXHIBIT I TO GUARANTY

FORM OF GUARANTY SUPPLEMENT

SUPPLEMENT, dated as of [ ], 20[ ] (this “Supplement”) to that certain Guaranty, dated as of [•], among the Guarantors party thereto from time to time and [•], as administrative agent (in such capacity, the “Administrative Agent”) (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Guaranty”).

A.           Reference is made to that certain [•]14, dated as of [•]15 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Agreement”), among Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), [•]16.

B.           Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement or the Guaranty, as applicable.

C.           Section 4.11 of the Guaranty provides that additional Subsidiaries of the Company may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. [The] [Each] undersigned Subsidiary ([the] [each, a] “New Subsidiary”) is executing this Supplement as directed by the Company in its sole discretion, to become a Guarantor under the Guaranty.

Accordingly, [the] [each] New Subsidiary agrees as follows:

Section 1.              In accordance with Section 4.11 of the Guaranty, [the] [each] New Subsidiary by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and [the] [each] New Subsidiary hereby (a) agrees to all of the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date. Each reference to a “Guarantor” in the Guaranty shall be deemed to include [the] [each] New Subsidiary as if originally named therein as a Guarantor. The Guaranty is hereby incorporated herein by reference.

Section 2.             [The] [Each]New Subsidiary represents and warrants to the Administrative Agent and each Lender that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to

14 Insert underlying agreement giving rise to obligations subject to this Guaranty.

15 Insert date of underlying agreement.

16 Insert other parties to underlying agreement.

EXHIBIT I-1

the Administrative Agent in connection with this Supplement and any other Loan Documents in connection herewith.

Section 3.              This Supplement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when it shall have been executed by [the] [each] New Subsidiary and thereafter shall be binding upon and inure to the benefit of each Guarantor, the Administrative Agent, the Lenders and their respective successors and permitted assigns, subject to Section 4.04 of the Guaranty. Delivery of an executed counterpart of a signature page of this Supplement by email or other electronic (including in “.pdf” or “.tif” format) means shall be effective as delivery of a manually executed counterpart of this Supplement. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Supplement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 4.              Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect, subject to the termination of the Guaranty pursuant to Section 4.10 thereof.

Section 5.

(a)           THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           The other terms of Section 4.08 of the Guaranty with respect to submission to jurisdiction, venue, waiver of jury trial and consent to service of process are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

Section 6.              If any provision of this Supplement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.              All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

Section 8.              The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement as provided in Section 4.03(a) of the Guaranty.

[The Remainder of This Page Is Intentionally Left Blank]

EXHIBIT I-2

IN WITNESS WHEREOF, [each] [the] New Subsidiary has duly executed this Supplement to the Guaranty as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED BY:

[•],
as Administrative Agent

By:
Name:
Title:

EXHIBIT I-3